UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2007

OMEGA UNITED, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-52137	27-0005846
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

733 W. Montgomery
Spokane, WA	99205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(509) 993-3211

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.01 REGULATION FD DISCLOSURE

The Registrant has updated its website at www.omegaeventplanning.com to reflect the listing of 30 bands and musicians.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

99	Form of Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA UNITED, INC.
(Registrant)

Signature	Title	Date

/s/ Shelley Clark	President and CEO	May 21, 2007
Shelley Clark

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